UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CAMBRIA ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Starting on or after August 31, 2023, the following letter was mailed to shareholders of Cambria Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Cannabis ETF, and Cambria Global Asset Allocation ETF, each a series of Cambria ETF Trust, who have not previously submitted their proxy votes with respect to the shareholder meeting held on July 14, 2023, adjourned until August 25, 2023, and subsequently adjourned until October 19, 2023.

AUGUST 31, 2023

CAMBRIA TAIL RISK ETF	CAMBRIA GLOBAL TAIL RISK ETF	CAMBRIA CANNABIS ETF

CAMBRIA SHAREHOLDER YIELD ETF	CAMBRIA GLOBAL ASSET ALLOCATION ETF

Dear Fellow Shareholder,

As a shareholder in one or more of the above Cambria Funds (“Funds”), you have received proxy communications via e-mail or a proxy statement and proxy card(s) in the mail in connection with the Special Meeting of Shareholders of the Cambria ETF Trust that is now scheduled for October 19th, 2023.

I am pleased to let you know that initially there were 12 ETFs that held shareholder meetings, with seven passing all meeting agenda items. We are now focused on the remaining five ETFs listed above. You are a shareholder in one or more of these five remaining ETFs and, as of the date of this letter, we have not received your vote(s). As it has been a few months since you’ve received the proxy statement, I feel it’s important to highlight the meeting agenda and how the proposals will affect your investments.

In addition to the Election of Trustee (Proposal 1), shareholders are being asked to consider a proposal to approve Toroso Investments, LLC to provide sub-advisory services (Proposal 2) such as executing trades. This will allow us to focus on managing the Funds’ investment strategies. Lastly, shareholders are being asked to approve a proposal to permit hiring sub-advisors in a cost-effective and timely manner (Proposal 3).

How will the new subadvisory agreements affect my investment?

We believe the subadvisory proposal will be a positive for the Funds and all shareholders. It is important for you to know:

➢	There will be NO increase in your management fees and expenses.
➢	You will have the same Portfolio Manager.
➢	Your investment will continue with identical investment objectives and investment strategies.

Please take the time to support your fellow shareholders who have voted by signing, dating, and returning your proxy card(s) in the pre-paid envelope, or by following the instructions below to vote by internet or phone.

Vote by Phone by calling 1-833-590-4646 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
:	Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
*	Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Morrow Sodali Fund Solutions (“MSFS”) at: 1-833-590-4646. Please note that an MSFS representative may call you to assist in voting.

Thank you,

MEB FABER

Chief Executive Officer, CHIEF INVESTMENT OFFICER

Starting on or after September 11, 2023, the following letter will be mailed to shareholders of Cambria Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Cannabis ETF, and Cambria Global Asset Allocation ETF, each a series of Cambria ETF Trust, who have not previously submitted their proxy votes with respect to the shareholder meeting held on July 14, 2023, adjourned until August 25, 2023, and subsequently adjourned until October 19, 2023.

SEPTEMBER 11, 2023

CAMBRIA TAIL RISK ETF	CAMBRIA GLOBAL TAIL RISK ETF	CAMBRIA CANNABIS ETF

CAMBRIA SHAREHOLDER YIELD ETF	CAMBRIA GLOBAL ASSET ALLOCATION ETF

Dear Fellow Shareholder,

The Special Meeting of Shareholders of the Cambria Trust is to be held on October 19, 2023. I am pleased to report that your fellow shareholders have responded and have shown strong support for the proposal to approve Toroso Investments to provide sub-advisory services and a proposal to permit hiring sub-advisors in a cost effective and timely manner.

Please join your fellow shareholders by taking a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-590-4646 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
:	Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
*	Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Morrow Sodali Fund Solutions (“MSFS”) at: 1-833-590-4646. Please note that an MSFS representative may call you to assist in voting.

Thank you,

MEB FABER

Chief Executive Officer, CHIEF INVESTMENT OFFICER

Starting on or after September 19, 2023, the following letter will be mailed to shareholders of Cambria Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Cannabis ETF, and Cambria Global Asset Allocation ETF, each a series of Cambria ETF Trust, who have not previously submitted their proxy votes with respect to the shareholder meeting held on July 14, 2023, adjourned until August 25, 2023, and subsequently adjourned until October 19, 2023.

SEPTEMBER 19, 2023

CAMBRIA TAIL RISK ETF	CAMBRIA GLOBAL TAIL RISK ETF	CAMBRIA CANNABIS ETF

CAMBRIA SHAREHOLDER YIELD ETF	CAMBRIA GLOBAL ASSET ALLOCATION ETF

Dear Fellow Shareholder,

The Special Meeting of Shareholders of the above Cambria Funds (the “Funds”) is scheduled to be held on October 19, 2023.

Historically, ETF’s that are primarily owned by retail investors have a slower ascent to reaching the vote requirement threshold, making it critical for shareholders with smaller positions to vote. I am pleased to report that your fellow shareholders have shown strong support for the approval of Toroso Investments, LLC to provide sub-advisory services and a proposal to permit hiring sub-advisors in a cost effective and timely manner.

Please join your fellow shareholders by taking a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-590-4646 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
:	Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
*	Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Morrow Sodali Fund Solutions (“MSFS”) at: 1-833-590-4646. Please note that an MSFS representative may call you to assist in voting.

Thank you,

MEB FABER

Chief Executive Officer, CHIEF INVESTMENT OFFICER